Acquisition (Details) - Schedule of fair value of the identifiable assets acquired and liabilities - Jan. 10, 2020 - Lixiaozhi (Chongqing) Internet Technology Co., Ltd. (“LXZ”) [Member]
¥ in Thousands, $ in Thousands
	CNY (¥)	USD ($)
Acquisition (Details) - Schedule of fair value of the identifiable assets acquired and liabilities [Line Items]
Cash acquired	¥ 23	$ 4
Accounts receivable, net	8	1
Intangible assets, net	239	37
Accounts and other payables	(70)	(11)
Total consideration	¥ 200	$ 31